                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07927

Morgan Stanley Financial Services Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York                 10020
 (Address of principal executive offices)                    (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: May 31, 2003

Date of reporting period: May 31, 2003

Item 1. Report to Stockholders

Morgan Stanley Financial Services Trust

Letter to the Shareholders May 31, 2003

Dear Shareholder:

The U.S. economy continued to exhibit mixed signals during the 12-month period ended May 31, 2003. While recent economic data seem to point to a nascent recovery, it continues to be jobless, choppy and more protracted than many anticipated over one year ago. In November 2002, the Federal Reserve Board continued the series of rate-easing moves it began in January 2001, cutting the federal funds rate by 50 basis points to 1.25 percent in what many believed would be the last rate cut in the cycle. However, war concerns coupled with the SARs outbreak negatively affected confidence and led investors to anticipate a further easing in the cycle. The virtual collapse in the 10-year U.S. Treasury yield over the 12-month period extended the mortgage-refinancing boom, which continued to bolster the overall economy.

While consumer debt burdens remain stubbornly high, we believe that the consumer's ability to service existing debt appears manageable. Consumers exercised their mortgage prepayment option en masse during the period, thus lowering their mortgage interest costs and in many cases cashing out equity. Consequently, low interest rates kept home and auto sales brisk during the period, helping to buttress the economy further. Conversely, sluggish employment growth, a weak stock market, subdued retail sales, declining consumer confidence and tepid capital spending by businesses pressured corporate earnings and in turn gross domestic product (GDP). Capacity utilization remained low, and while low interest rates directly benefited the consumer, corporate debt spreads remained prohibitive for capital expenditure borrowing over the period. Thus, only the highest-rated companies had access to debt markets, and many corporations were unable to improve their balance sheets.

Over the past few months the negative trends have reversed course as corporate debt spreads tightened measurably, junk bonds rallied meaningfully and even the most distressed companies regained access to the debt markets. Moreover, consumer confidence rallied post war and the stock market has begun to discount a turn in corporate earnings and GDP. Financial stocks, as represented by the Standard & Poor's Financial Services Index, outperformed the broader market during the 12-month period. Financial subsectors such as banks, property/casualty insurance brokerage and mortgage banking outperformed, while life insurance and asset management underperformed. In our opinion, the fundamentals for financial stocks remain quite strong, and overall the group remains attractively valued relative to its earnings growth prospects.

Performance and Portfolio Strategy

For the 12-month period ended May 31, 2003, Morgan Stanley Financial Services Trust's Class A, B, C and D shares produced a total return of –6.39 percent, –7.04 percent, –6.96 percent and –6.15 percent, respectively. During the same period, the broad-based Standard & Poor's 500 Index (S&P 500) returned –8.06 percent and the Lipper Financial Services Fund Index returned –6.23 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the

Morgan Stanley Financial Services Trust

Letter to the Shareholders May 31, 2003 continued

reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

The Fund's outperformance relative to the S&P 500 was primarily attributable to the fact that financials were the best performing sector in the S&P 500 during the period under review.

During the fiscal year, the Fund held positions in financial companies that we believed would benefit in a declining interest-rate environment. Consequently, investments were maintained in secured credit lenders in the housing sector that had low loan-to-value ratios, such as mortgage insurance providers or government-sponsored enterprises (GSEs). We believe that low loan-to-value ratios provide a cushion if the economy slows and housing prices undergo a corresponding decline.

The Fund also held positions in financial institutions that are more leveraged toward commercial credit, because an improving economy heals corporate balance sheets and thus lowers provisioning expenses. When banks are adequately reserved, lower provisioning for loan losses often leads directly to higher earnings (as companies can reduce provisioning for future loan losses). In addition, we shifted the Fund away from liability-sensitive banks and thrifts to asset-sensitive banks that ought to benefit from an increase in interest rates, because in our view the indications now appear to be more tilted toward higher rates in early 2004. We reduced the Fund's exposure to small-capitalization banks and asset management companies that in our view appeared fairly valued and reinvested the proceeds in larger-capitalization financial stocks with strong cash flow and higher than average dividend yields.

Fund positions in secular growth sectors in capital markets and wealth-management businesses, including brokers and global wholesale banks (which have been experiencing cyclical weakness), were increased during the period as prices, in our view, were compelling. The Fund continues to maintain exposure to property and casualty reinsurance stocks, which we believe occupy one of the few areas of the economy with pricing power. The Fund continued to underweight unsecured lenders for most of the one-year period, as we believe unemployment has not yet peaked. However, we have selectively increased our exposure to the group, as valuations grew attractive.

We appreciate your ongoing support of Morgan Stanley Financial Services Trust and look forward to continuing to serve your investment needs.

Very truly yours,

Charles A. Fiumefreddo Chairman of the Board	Mitchell M. Merin President

Morgan Stanley Financial Services Trust

Miscellaneous Information May 31, 2003

Annual Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 am to 8:00 pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures

A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (800) 869-NEWS. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Morgan Stanley Financial Services Trust

Fund Performance May 31, 2003

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

Average Annual Total Returns – Period Ended May 31, 2003

Class A Shares*
1 Year	(6.39)	% (1)	(11.30)	% (2)
5 Years	5.79	% (1)	4.66	% (2)
Since Inception (7/28/97)	9.43	% (1)	8.43	% (2)

Class C Shares†
1 Year	(6.96)	% (1)	(7.89)	% (2)
5 Years	5.01	% (1)	5.01	% (2)
Since Inception (7/28/97)	8.62	% (1)	8.62	% (2)

Class B Shares**
1 Year	(7.04)	% (1)	(11.69)	% (2)
5 Years	4.98	% (1)	4.69	% (2)
Since Inception (2/26/97)	10.44	% (1)	10.44	% (2)

Class D Shares††
1 Year	(6.15)	% (1)
5 Years	6.07	% (1)
Since Inception (7/28/97)	9.58	% (1)

(1)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)	Closing value assuming a complete redemption on May 31, 2003.
(4)	The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an Index.
(5)	The Lipper Financial Services Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Financial Services Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.
*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
†	The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
††	Class D has no sales charge.

Morgan Stanley Financial Services Trust

Portfolio of Investments May 31, 2003

NUMBER OF SHARES		VALUE
	Common Stocks (98.4%)
	Data Processing Services (3.3%)
147,700	BISYS Group, Inc. (The)*	$2,658,600
204,900	First Data Corp.	8,486,958
		11,145,558
	Finance/Rental/Leasing (7.0%)
81,350	Doral Financial Corp.	3,439,478
154,900	Fannie Mae	11,462,600
113,100	Freddie Mac	6,764,511
103,700	MBNA Corp.	2,079,185
		23,745,774
	Financial Conglomerates (13.9%)
205,200	American Express Co.	8,548,632
431,200	Citigroup, Inc.	17,687,824
332,600	J.P. Morgan Chase & Co.	10,929,236
178,600	Prudential Financial, Inc.	5,986,672
77,300	UBS AG (Switzerland)	4,229,856
		47,382,220
	Insurance Brokers/Services (2.7%)
183,100	Gallagher (Arthur J.) & Co.	4,989,475
130,300	Willis Group Holdings Ltd. (Bermuda)	4,120,086
		9,109,561
	Investment Banks/Brokers (10.7%)
104,700	Goldman Sachs Group, Inc. (The)	8,533,050
199,200	Lehman Brothers Holdings, Inc.	14,268,696
279,200	Merrill Lynch & Co., Inc.	12,089,360
163,000	Nomura Holdings, Inc. (Japan)	1,658,668
		36,549,774
	Investment Managers (6.0%)
241,200	Affiliated Managers Group, Inc.*	13,266,000
326,300	Amvescap PLC	1,978,675
74,100	BlackRock, Inc.*	3,363,399
59,800	Federated Investors, Inc. (Class B)	1,666,028
		20,274,102
	Life/Health Insurance (0.8%)
427,100	Universal American Financial Corp.*	$2,776,150
	Major Banks (16.3%)
170,300	Bank of America Corp.	12,636,260
372,800	Bank of New York Co., Inc. (The)	10,788,832
335,000	Bank One Corp.	12,515,600
122,200	FleetBoston Financial Corp.	3,613,454
215,900	Wachovia Corp.	8,674,862
148,500	Wells Fargo & Co.	7,172,550
		55,401,558
	Multi-Line Insurance (9.0%)
275,600	American International Group, Inc.	15,951,728
150,000	Hartford Financial Services Group, Inc. (The)	6,996,000
145,600	Nationwide Financial Services, Inc. (Class A)	4,697,056
86,000	Safeco Corp.	3,108,040
		30,752,824
	Property – Casualty Insurers (10.5%)
2,700	Berkshire Hathaway, Inc. (Class B)*	6,409,800
149,300	Everest Re Group, Ltd. (Bermuda)	10,898,900
60,900	Platinum Underwriters Holdings Ltd. (Bermuda)	1,682,058
503,900	Travelers Property Casualty Corp. (Class A)	8,228,687
99,200	XL Capital Ltd. (Class A) (Cayman Islands)	8,635,360
		35,854,805
	Regional Banks (12.1%)
115,400	City National Corp.	5,193,000
199,800	Fifth Third Bancorp	11,488,500
78,300	M&T Bank Corp.	6,972,615
40,300	National Commerce Financial Corp.	918,034
99,200	Southwest Bancorporation of Texas, Inc.*	3,267,648
65,860	Texas Regional Bancshares, Inc. (Class A)	2,410,476

See Notes to Financial Statements

Morgan Stanley Financial Services Trust

Portfolio of Investments May 31, 2003 continued

NUMBER OF SHARES		VALUE
291,600	U.S. Bancorp	$6,910,920
159,600	UCBH Holdings, Inc.	4,141,620
		41,302,813
	Savings Banks (1.4%)
73,575	Charter One Financial, Inc.	2,241,094
94,167	New York Community Bancorp, Inc.	2,608,417
		4,849,511
	Specialty Insurance (4.7%)
110,100	MBIA, Inc.	5,510,505
55,000	MGIC Investment Corp.	2,971,100
186,500	Radian Group, Inc.	7,510,355
		15,991,960
	Total Common Stocks (Cost $284,363,301)	335,136,610

PRINCIPAL AMOUNT IN THOUSANDS
Short-Term Investments (1.1%) Repurchase Agreement
$3,817	Joint repurchase agreement account 1.33% due 06/02/03 (dated 05/30/03; proceeds $3,817,421) (a) (Cost $3,817,000)	3,817,000

Total Investments (Cost $288,180,301) (b)	99.5%	338,953,610
Other Assets in Excess of Liabilities	0.5	1,822,081
Net Assets	100.0%	$340,775,691

*	Non-income producing security.
(a)	Collateralized by federal agency and U.S. Treasury obligations.
(b)	The aggregate cost for federal income tax purposes is $302,842,175. The aggregate gross unrealized appreciation is $36,298,061 and the aggregate gross unrealized depreciation is $186,626, resulting in net unrealized appreciation of $36,111,435.

See Notes to Financial Statements

Morgan Stanley Financial Services Trust

Financial Statements

Statement of Assets and Liabilities

May 31, 2003

Assets:
Investments in securities, at value (cost $288,180,301)	$338,953,610
Cash	70,226
Receivable for:
Investments sold	9,588,573
Shares of beneficial interest sold	343,976
Dividends	281,925
Foreign withholding taxes reclaimed	65,297
Prepaid expenses and other assets	105,272
Total Assets	349,408,879
Liabilities:
Payable for:
Investments purchased	7,670,887
Shares of beneficial interest redeemed	433,827
Distribution fee	245,982
Investment management fee	210,106
Accrued expenses and other payables	72,386
Total Liabilities	8,633,188
Net Assets	$340,775,691
Composition of Net Assets:
Paid-in-capital	$312,712,462
Net unrealized appreciation	50,784,328
Accumulated net realized loss	(22,721,099)
Net Assets	$340,775,691
Class A Shares:
Net Assets	$6,264,416
Shares Outstanding (unlimited authorized, $.01 par value)	480,780
Net Asset Value Per Share	$13.03
Maximum Offering Price Per Share,
(net asset value plus 5.54% of net asset value)	$13.75
Class B Shares:
Net Assets	$286,304,422
Shares Outstanding (unlimited authorized, $.01 par value)	23,089,857
Net Asset Value Per Share	$12.40
Class C Shares:
Net Assets	$11,174,952
Shares Outstanding (unlimited authorized, $.01 par value)	899,444
Net Asset Value Per Share	$12.42
Class D Shares:
Net Assets	$37,031,901
Shares Outstanding (unlimited authorized, $.01 par value)	2,824,844
Net Asset Value Per Share	$13.11

Statement of Operations

For the year ended May 31, 2003

Net Investment Loss:
Income
Dividends (net of $101,204 foreign withholding tax)	$5,957,375
Interest	202,289
Total Income	6,159,664
Expenses
Distribution fee (Class A shares)	14,505
Distribution fee (Class B shares)	3,024,883
Distribution fee (Class C shares)	96,877
Investment management fee	2,600,776
Transfer agent fees and expenses	600,682
Shareholder reports and notices	64,309
Registration fees	61,964
Professional fees	61,876
Trustees' fees and expenses	13,012
Custodian fees	5,856
Other	9,678
Total Expenses	6,554,418
Net Investment Loss	(394,754)
Net Realized and Unrealized Gain (Loss):
Net Realized Gain/Loss on:
Investments	(17,331,246)
Foreign exchange transactions	7,196
Net Realized Loss	(17,324,050)
Net Change in Unrealized Appreciation on:
Investments	(23,595,137)
Translation of other assets and liabilities denominated in foreign currencies	9,181
Net Depreciation	(23,585,956)
Net Loss	(40,910,006)
Net Decrease	$(41,304,760)

See Notes to Financial Statements

Morgan Stanley Financial Services Trust

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE YEAR ENDED MAY 31, 2003	FOR THE YEAR ENDED MAY 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(394,754)	$(3,011,819)
Net realized gain (loss)	(17,324,050)	1,177,045
Net change in unrealized appreciation	(23,585,956)	6,217,279
Net Increase (Decrease)	(41,304,760)	4,382,505
Distributions to Shareholders from Net Realized Gain:
Class A shares	(4,709)	(29,705)
Class B shares	(233,454)	(1,987,512)
Class C shares	(8,597)	(60,974)
Class D shares	(19,014)	(182,325)
Total Distributions	(265,774)	(2,260,516)
Net decrease from transactions in shares of beneficial interest	(87,099,270)	(59,494,313)
Net Decrease	(128,669,804)	(57,372,324)
Net Assets:
Beginning of period	469,445,495	526,817,819
End of Period (Including accumulated net investment losses of $0 and $1,041, respectively)	$340,775,691	$469,445,495

See Notes to Financial Statements

Morgan Stanley Financial Services Trust

Notes to Financial Statements May 31, 2003

1.   Organization and Accounting Policies

Morgan Stanley Financial Services Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies in the financial services and financial services related industries. The Fund was organized as a Massachusetts business trust on November 8, 1996 and commenced operations on February 26, 1997. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Financial Services Trust

Notes to Financial Statements May 31, 2003 continued

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Financial Services Trust

Notes to Financial Statements May 31, 2003 continued

G.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; 0.725% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% to the portion of daily net assets in excess of $1 billion.

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A; (ii) Class B – 1.0% of the average daily net assets of Class B; and (iii) Class C – up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,015,422 at May 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended May 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.89%, respectively.

Morgan Stanley Financial Services Trust

Notes to Financial Statements May 31, 2003 continued

The Distributor has informed the Fund that for the year ended May 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $764,669 and $2,957, respectively and received $39,512 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2003 aggregated $539,237,120 and $623,123,424, respectively. Included in the aforementioned transactions are purchases of $6,164,230 and sales of $2,031,088 for portfolio transactions with other Morgan Stanley Funds, including a net realized gain of $395,751.

For the year ended May 31, 2003, the Fund incurred brokerage commissions of $225,460 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At May 31, 2003, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $2,228,802.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $800.

5.   Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At May 31, 2003, there were no outstanding forward contracts.

Morgan Stanley Financial Services Trust

Notes to Financial Statements May 31, 2003 continued

6.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED MAY 31, 2003		FOR THE YEAR ENDED MAY 31, 2002
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	125,100	$1,510,727	1,146,665	$15,497,673
Reinvestment of distributions	360	4,210	2,145	27,545
Redeemed	(165,108)	(1,933,553)	(1,154,146)	(15,564,665)
Net decrease – Class A	(39,648)	(418,616)	(5,336)	(39,447)
CLASS B SHARES
Sold	2,338,569	27,151,995	5,422,651	70,733,185
Reinvestment of distributions	18,949	211,659	146,573	1,811,651
Redeemed	(10,319,053)	(117,216,012)	(11,030,201)	(141,407,075)
Net decrease – Class B	(7,961,535)	(89,852,358)	(5,460,977)	(68,862,239)
CLASS C SHARES
Sold	180,611	2,093,348	271,845	3,517,130
Reinvestment of distributions	744	8,311	4,813	59,493
Redeemed	(287,736)	(3,253,342)	(411,974)	(5,350,419)
Net decrease – Class C	(106,381)	(1,151,683)	(135,316)	(1,773,796)
CLASS D SHARES
Sold	952,468	11,414,035	2,398,033	32,733,741
Reinvestment of distributions	464	5,454	5,893	75,904
Redeemed	(566,751)	(7,096,102)	(1,654,589)	(21,628,476)
Net increase – Class D	386,181	4,323,387	749,337	11,181,169
Net decrease in Fund	(7,721,383)	$(87,099,270)	(4,852,292)	$(59,494,313)

7.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Financial Services Trust

Notes to Financial Statements May 31, 2003 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED MAY 31, 2003	FOR THE YEAR ENDED MAY 31, 2002
Long-term capital gains	$265,744	$2,260,516

As of May 31, 2003, the tax-basis components of accumulated earnings were as follows:

Net accumulated earnings	—
Capital loss carryforward*	$(8,059,226)
Net unrealized appreciation	36,122,455
Total accumulated earnings	$28,063,229

* As of May 31, 2003, the Fund had a net capital loss carryforward of $8,059,226 which will expire on May 31, 2011 to offset future capital gains to the extent provided by regulations.

As of May 31, 2003, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $388,576, accumulated net realized loss was charged $7,219 and accumulated net investment loss was credited $395,795.

Morgan Stanley Financial Services Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED MAY 31,
	2003	2002	2001	2000	1999
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.93	$13.64	$10.92	$15.57	$14.44
Income (loss) from investment operations:
Net investment income‡	0.07	0.01	0.03	0.05	0.05
Net realized and unrealized gain (loss)	(0.96)	0.34	2.69	(1.02)	2.48
Total income (loss) from investment operations	(0.89)	0.35	2.72	(0.97)	2.53
Less distributions from net realized gain	(0.01)	(0.06)	—	(3.68)	(1.40)
Net asset value, end of period	$13.03	$13.93	$13.64	$10.92	$15.57
Total Return†	(6.39)%	2.60%	24.91%	(7.66)%	19.63%
Ratios to Average Net Assets(1):
Expenses	1.23%	1.17%	1.14%	1.20%	1.20%
Net investment income	0.55%	0.07%	0.27%	0.37%	0.37%
Supplemental Data:
Net assets, end of period, in thousands	$6,264	$7,247	$7,173	$5,253	$4,905
Portfolio turnover rate	158%	176%	254%	264%	295%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Financial Services Trust

Financial Highlights continued

	FOR THE YEAR ENDED MAY 31,
	2003	2002	2001	2000	1999
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.35	$13.19	$10.64	$15.37	$14.38
Income (loss) from investment operations:
Net investment loss‡	(0.02)	(0.09)	(0.06)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(0.92)	0.31	2.61	(1.00)	2.45
Total income (loss) from investment operations	(0.94)	0.22	2.55	(1.05)	2.39
Less distributions from net realized gain	(0.01)	(0.06)	—	(3.68)	(1.40)
Net asset value, end of period	$12.40	$13.35	$13.19	$10.64	$15.37
Total Return†	(7.04)%	1.70%	23.97%	(8.35)%	18.69%
Ratios to Average Net Assets(1):
Expenses	1.99%	1.93%	1.93%	1.96%	1.97%
Net investment loss	(0.21)%	(0.69)%	(0.52)%	(0.39)%	(0.40)%
Supplemental Data:
Net assets, end of period, in thousands	$286,304	$414,670	$481,517	$369,229	$474,549
Portfolio turnover rate	158%	176%	254%	264%	295%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Financial Services Trust

Financial Highlights continued

	FOR THE YEAR ENDED MAY 31,
	2003	2002	2001	2000	1999
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.36	$13.19	$10.64	$15.37	$14.38
Income (loss) from investment operations:
Net investment loss‡	(0.01)	(0.08)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	(0.92)	0.31	2.61	(1.00)	2.44
Total income (loss) from investment operations	(0.93)	0.23	2.55	(1.05)	2.39
Less distributions from net realized gain	(0.01)	(0.06)	—	(3.68)	(1.40)
Net asset value, end of period	$12.42	$13.36	$13.19	$10.64	$15.37
Total Return†	(6.96)%	1.78%	23.97%	(8.35)%	18.69%
Ratios to Average Net Assets(1):
Expenses	1.88%	1.84%	1.93%	1.96%	1.91%
Net investment loss	(0.10)%	(0.60)%	(0.52)%	(0.39)%	(0.34)%
Supplemental Data:
Net assets, end of period, in thousands	$11,175	$13,442	$15,047	$9,888	$10,305
Portfolio turnover rate	158%	176%	254%	264%	295%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Financial Services Trust

Financial Highlights continued

	FOR THE YEAR ENDED MAY 31,
	2003	2002	2001	2000	1999
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.98	$13.66	$10.91	$15.53	$14.35
Income (loss) from investment operations:
Net investment income‡	0.10	0.04	0.07	0.06	0.04
Net realized and unrealized gain (loss)	(0.96)	0.34	2.68	(1.00)	2.54
Total income (loss) from investment operations	(0.86)	0.38	2.75	(0.94)	2.58
Less distributions from net realized gain.	(0.01)	(0.06)	—	(3.68)	(1.40)
Net asset value, end of period	$13.11	$13.98	$13.66	$10.91	$15.53
Total Return†	(6.15)%	2.82%	25.21%	(7.46)%	20.12%
Ratios to Average Net Assets(1):
Expenses	0.99%	0.93%	0.93%	0.96%	0.97%
Net investment income	0.79%	0.31%	0.48%	0.61%	0.60%
Supplemental Data:
Net assets, end of period, in thousands	$37,032	$34,086	$23,081	$1,630	$1,385
Portfolio turnover rate	158%	176%	254%	264%	295%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Financial Services Trust

Independent Auditors' Report

To the Shareholders and Board of Trustees of
Morgan Stanley Financial Services Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Financial Services Trust (the "Fund"), including the portfolio of investments, as of May 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Financial Services Trust as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 9, 2003

2003 Federal Tax Notice (unaudited)

During the fiscal year ended May 31, 2003, the Fund paid to its shareholders $0.01 per share from long-term capital gains. The entire distribution was attributable to pre-May 6 capital gains.

Morgan Stanley Financial Services Trust

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Michael Bozic (62) c/o Mayer, Brown, Rowe & Maw Counsel to the Independent Trustees 1675 Broadway New York, NY	Trustee	Since April 1994	Retired; Director or Trustee of the Morgan Stanley Funds and TCW/DW Term Trust 2003; formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	123	Director of Weirton Steel Corporation.
Edwin J. Garn (70) c/o Summit Ventures LLC 1 Utah Center 201 S. Main Street Salt Lake City, UT	Trustee	Since January 1993	Director or Trustee of the Morgan Stanley Funds and TCW/DW Term Trust 2003; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985) and Vice Chairman, Huntsman Corporation (chemical company); member of the Utah Regional Advisory Board of Pacific Corp.	123	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (69) c/o Mayer, Brown, Rowe & Maw Counsel to the Independent Trustees 1675 Broadway New York, NY	Trustee	Since September 1997	Retired; Director or Trustee of the Morgan Stanley Funds and TCW/DW Term Trust 2003; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	123	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Morgan Stanley Financial Services Trust

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (54) c/o Johnson Smick International, Inc. 2099 Pennsylvania Avenue, N.W. Suite 950 Washington, D.C.	Trustee	Since July 1991	Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Funds and TCW/DW Term Trust 2003; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	123	Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); Director of RBS Greenwich Capital Holdings (financial holding company).
Michael E. Nugent (67) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY	Trustee	Since July 1991	Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Funds and TCW/DW Term Trust 2003; director/ trustee of various investment companies managed by Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP (since July 2001); General Partner, Triumph Capital, L.P., a private investment partnership; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	214	Director of various business organizations.

Morgan Stanley Financial Services Trust

Trustee and Officer Information continued

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Charles A. Fiumefreddo (70) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Morgan Stanley Funds and TCW/DW Term Trust 2003; formerly Chairman, Chief Executive Officer and Director of the Investment Manager, the Distributor and Morgan Stanley Services, Executive Vice President and Director of Morgan Stanley DW, Chairman and Director ofthe Transfer Agent, and Director and/or officer of various Morgan Stanley subsidiaries (until June 1998) and Chief Executive Officer of the Morgan Stanley Funds and the TCW/DW Term Trusts (until September 2002).	123	None
James F. Higgins (55) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ	Trustee	Since June 2000	Director or Trustee of the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since June 2000); Senior Advisor of Morgan Stanley (since August 2000); Director of the Distributor and Dean Witter Realty Inc.; Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services); previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	123	None
Philip J. Purcell (59) 1585 Broadway New York, NY	Trustee	Since April 1994	Director or Trustee of the Morgan Stanley Funds and TCW/DW Term Trust 2003; Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley and Morgan Stanley DW; Director of the Distributor; Chairman of the Board of Directors and Chief Executive Officer of Novus Credit Services Inc.; Director and/or officer of various Morgan Stanley subsidiaries.	123	Director of American Airlines, Inc. and its parent company, AMR Corporation.

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Financial Services Trust

Trustee and Officer Information continued

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Mitchell M. Merin (49) 1221 Avenue of the Americas New York, NY	President	Since May 1999	President and Chief Operating Officer of Morgan Stanley Investment Management (since December 1998); President, Director (since April 1997) and Chief Executive Officer (since June 1998) of the Investment Manager and Morgan Stanley Services; Chairman, Chief Executive Officer and Director of the Distributor (since June 1998); Chairman (since June 1998) and Director (since January 1998) of the Transfer Agent; Director of various Morgan Stanley subsidiaries; President (since May 1999) of the Morgan Stanley Funds and TCW/DW Term Trust 2003; Trustee (since December 1999) and President and Chief Executive Officer (since October 2002) of the Van Kampen Open-End Funds and President and Chief Executive Officer (since December 2002) of the Van Kampen Closed-End Funds; previously Chief Strategic Officer of the Investment Manager and Morgan Stanley Services and Executive Vice President of the Distributor (April 1997-June 1998), Chief Executive Officer (September 2002-April 2003) and Vice President (May 1997-April 1999) of the Morgan Stanley Funds and the TCW/DW Term Trusts, and Executive Vice President of Morgan Stanley.
Ronald E. Robison (64) 1221 Avenue of the Americas New York, NY	Executive Vice President and Principal Executive Officer	Since April 2003	Managing Director, Chief Administrative Officer and Director (since February 1999) of the Investment Manager and Morgan Stanley Services, Chief Executive Officer and Director of the Transfer Agent and Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since April 2003); previously Managing Director of the TCW Group Inc.
Barry Fink (48) 1221 Avenue of the Americas New York, NY	Vice President, Secretary and General Counsel	Since February 1997	General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), and Director (since July 1998) of the Investment Manager and Morgan Stanley Services; Assistant Secretary of Morgan Stanley DW; Vice President, Secretary and General Counsel of the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since February 1997); Managing Director, Director and Secretary of the Distributor; previously, Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services (February 1997- December 2001).
Joseph J. McAlinden (60) 1221 Avenue of the Americas New York, NY	Vice President	Since July 1995	Managing Director and Chief Investment Officer of the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP; Director of the Transfer Agent; Chief Investment Officer of the Van Kampen Funds.
Francis Smith (37) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ	Vice President and Chief Financial Officer	Since September 2002	Vice President and Chief Financial Officer of the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since September 2002); Executive Director of the Investment Manager and Morgan Stanley Services (since December 2001); previously Vice President of the Investment Manager and Morgan Stanley Services (August 2000-November 2001) and Senior Manager at PricewaterhouseCoopers LLP (January 1998-August 2000).
Thomas F. Caloia (57) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ	Treasurer	Since April 1989	Executive Director (since December 2002) and Assistant Treasurer of the Investment Manager, the Distributor and Morgan Stanley Services; previously First Vice President of the Investment Manager, the Distributor and Morgan Stanley Services; Treasurer of the Morgan Stanley Funds.

*	Each Officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley

Morgan Stanley Financial Services Trust

Annual Report
May 31, 2003

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

Officers

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Francis Smith
Vice President and Chief Financial Officer

Thomas F. Caloia
Treasurer

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center Ð Plaza Two
Jersey City, New Jersey 07311

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Manager

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund® Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

Morgan Stanley

36000RPT01438F03DAP06/03

Item 9 - Controls and Procedures

     The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

     There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 10b Exhibits

A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

Items 2 - 8 and Item 10a are not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Financial Services Trust

Ronald E. Robison
Principal Executive Officer
July 22, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ronald E. Robison
Principal Executive Officer
July 22, 2003

Francis Smith
Principal Financial Officer
July 22, 2003

                                                                      EXHIBIT B1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                                 CERTIFICATIONS

I, Ronald E. Robison, certify that:

     1. I have reviewed this report on Form N-CSR of Morgan Stanley Financial
Services Trust;

     2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

          a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b)   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

          c)   presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5.   The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6.   The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: July 22, 2003

                                              Ronald E. Robison

                                              Principal Executive Officer

                                                                      EXHIBIT B2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                                 CERTIFICATIONS

I, Francis Smith, certify that:

     1. I have reviewed this report on Form N-CSR of Morgan Stanley Financial
Services Trust;

     2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

          (i)  designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (ii) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

         (iii) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5.   The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6.   The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Date: July 22, 2003

                                           Francis Smith

                                           Principal Financial Officer

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Financial Services Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended May 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 22, 2003                             Ronald E. Robison
                                                Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Financial Services Trust will be retained by Morgan
Stanley Financial Services Trust and furnished to the Securities and Exchange
Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Financial Services Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended May 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 22, 2003                             Francis Smith
                                                Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Financial Services Trust and will be retained by
Morgan Stanley Financial Services Trust and furnished to the Securities and
Exchange Commission or its staff upon request.